EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Garth S. Bailey, the Chief Executive Officer, and Chief Financial Officer of Aero Marine Engine, Inc. (the "Company"), DOES HEREBY CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 14th day of October, 2003.


                                  By:  /s/ Garth S. Bailey
                                  --------------------------------
                                           Garth S. Bailey,
                                           Chief Executive Officer, and
                                           Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Aero Marine Engine, Inc. and will be retained by Aero Marine Engine, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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